UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant	[ X ]
Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-12

DESTINY MEDIA TECHNOLOGIES INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	4)	Date Filed:

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
FEBRUARY 28, 2012

To the Company’s Stockholders:

Notice is hereby given that the 2012 Annual Meeting (the “Annual Meeting”) of the stockholders of Destiny Media Technologies Inc., a Colorado corporation (the “Company”), will be held in the Pacific Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada on February 28, 2012, commencing at 10:00 a.m. (Pacific Time), for the following purposes:

1.	To elect to four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

3.	To consider and act upon such other business as may properly come before the annual meeting or any adjournment thereof.

Only stockholders of record at the close of business on January 6, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Stockholders unable to attend the meeting in person are requested to read the enclosed proxy statement and proxy and then complete and deposit the proxy in accordance with its instructions. Unregistered stockholders must deliver their completed proxies in accordance with the instructions given by their financial institution or other intermediary that forwarded the proxy to them.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

/s/ Steve Vestergaard
Steve Vestergaard,
President, Chief Executive Officer and Director
Vancouver, British Columbia
January 6, 2012

IMPORTANT

Whether or not you expect to attend in person, the Company urges you to sign, date, and return the enclosed proxy at your earliest convenience. This will help to ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE DESTINY MEDIA TECHNOLOGIES INC. THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

ii

DESTINY MEDIA TECHNOLOGIES INC.
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF THE STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2012

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Destiny Media Technologies Inc. (“we”, “us”, “our” and the “Company”) for use at the 2012 annual meeting of the stockholders of the Company (the “Annual Meeting”) to be held on February 28, 2012 at 10:00 a.m. (Pacific Time) in the Pacific Room at the Metropolitan Hotel located at 645 Howe Street, Vancouver, British Columbia, Canada and at any adjournment thereof, for the purposes set forth in the preceding Notice of Annual Meeting.

This Proxy Statement, the Notice of Annual Meeting and the enclosed Form of Proxy are expected to be mailed to the Company’s stockholders on or about January 6, 2012.

The Company does not expect that any matters other than those referred to in this Proxy Statement and the Notice of Annual Meeting will be brought before the Annual Meeting. However, if other matters are properly presented before the Annual Meeting, the persons named as proxy appointees will vote upon such matters in accordance with their best judgment. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incidental to the conduct of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you are a stockholder of record as at the close of business on January 6, 2012, and are entitled to vote at this Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Steve Vestergaard, Chief Executive Officer, President and a Director of the Company, and Fred Vandenberg, Chief Financial Officer, Corporate Secretary and Treasurer, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

Who is entitled to attend and vote at the Annual Meeting?

Only stockholders of the Company of record at the close of business on January 6, 2012 (the “Record Date”), will be entitled to vote at the Annual Meeting. Stockholders entitled to vote may do so by voting those shares at the Annual Meeting or by proxy.

What matters am I voting on?

You are being asked to vote on the following matters:

1.	To elect to four members of the Company’s Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected or qualified.

2.	To ratify the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012.

The Company will also consider any other business that properly comes before the Annual Meeting.

How do I vote?

You have several voting options. You may vote by:

  Signing your proxy card and mailing it to the Company’s legal counsel at the address on the proxy card;
  Signing and faxing your proxy card to the Company’s legal counsel for proxy voting at the number provided on the proxy card; and
  Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

What if I share an address with another person and we received only one copy of the proxy materials?

The Company will only deliver one Proxy Statement to multiple stockholders sharing an address unless it has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

Destiny Media Technologies Inc.
Attention: Fred Vandenberg, Corporate Secretary
Suite 750, 650 West Georgia Street
Vancouver, British Columbia, Canada V6B 4N7

Stockholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

(a)	executing and delivering a written notice of revocation of proxy to the office of the Company’s transfer agent below at any time before the taking of the vote at the Annual Meeting;

(b)	executing and delivering a later-dated proxy relating to the same shares to the office of the Company’s transfer agent below at any time before taking of the vote at the Annual Meeting; or

(c)	attending the Annual Meeting in person and:

	(i)	giving affirmative notice at the Annual Meeting of your intent to revoke their proxy; and
	(ii)	voting in person.

Any written revocation of proxy or subsequent later-dated proxy should be delivered to the offices of the Company’s transfer agent as follows: Transfer Online, Inc., 512 SE Salmon Street, Portland, Oregon, USA 97214 Fax No. (503) 227-6874. Attendance at the Annual Meeting will not, by itself, revoke a stockholder’s proxy without the giving of notice of an intent to revoke that proxy.

What constitutes a quorum?

In order to hold a valid meeting of the Company’s stockholders, a quorum is equal to one-third of the shares of the Common Stock outstanding and must be represented at the meeting. These shares may be represented in person or represented by proxy.

Stockholders who abstain from voting on any or all proposals, but who are present at the Annual Meeting or represented at the Annual Meeting by a properly executed proxy will have their shares counted as present for the purpose of determining the presence of a quorum. Broker non-votes will also be counted as present at the Annual Meeting for the purpose of determining the presence of a quorum. However, abstentions and broker non-votes will not be counted either in favor or against any of the proposals brought before the Annual Meeting. A broker non-vote occurs when shares held by a broker for the account of a beneficial owner are not voted for or against a particular proposal because the broker has not received voting instructions from that beneficial owner and the broker does not have discretionary authority to vote those shares.

In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. The persons named as proxies will vote upon such adjournment after consideration of all circumstances that may bear upon a decision to adjourn the Annual Meeting. Any business that might have been transacted at the Annual Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The Company will pay the costs of preparing and distributing to shareholders additional proxy materials, if required in connection with any adjournment. Any adjournment will require the affirmative vote of a majority of those securities represented at the Annual Meeting in person or by proxy.

How are abstentions and broker non-votes treated?

Stockholders may vote for or against the proposals or they may abstain from voting. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be counted as either in favor or against the proposals.

What vote is required to approve each item?

In order for a proposal to be approved, the number of votes cast at the Annual Meeting in favor of the proposal must be greater than the number of votes cast against the proposal. As of the Record Date, there were 50,487,577 shares of common stock outstanding and entitled to vote. The affirmative vote of the holders of a majority of the Company’s common stock represented at the Annual Meeting in person or by proxy is required to approve the proposals for the Annual Meeting.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the meeting.

Will I be entitled to appraisal rights under Colorado law?

Under Colorado law, the Company’s stockholders are not entitled to appraisal rights in connection with the proposals.

Who pays for this proxy solicitation?

The Company will bear the entire costs of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation material to such beneficial owners.

When are the stockholder proposals due for the 2012 Annual Meeting?

The deadline for submitting a stockholder proposal for inclusion in the Company’s proxy statement and form of proxy for its 2013 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) is September 8, 2012; provided, however, that in the event the Company hold its 2013 annual meeting more than 30 days before or after the one year anniversary date of the 2012 Annual Meeting, the Company will disclose the new deadline by which proxies must be received under Item 5 of the Company’s earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act.

Any stockholders who wish to submit a proposal are encouraged to seek independent counsel about SEC requirements. The Company will not consider any proposals that do not meet the SEC requirements for submitting a proposal. Notices of intention to present proposals for the Company’s next annual meeting should be delivered to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Fred Vandenberg, Corporate Secretary.

PROPOSAL NUMBER ONE – ELECTION OF DIRECTORS

The Company’s Board of Directors currently consists of four directors: Steve Vestergaard, Edward Kolic, Lawrence Langs and Yoshitaro Kumagai. At the Annual Meeting, shareholders will elect four directors to serve until the next annual meeting of shareholders and until their respective successors shall have been duly elected and qualified, or until their death, resignation or removal. Unless marked otherwise, proxies received will be voted “FOR” the election of the four nominees named below.

Directors are elected by a plurality of the votes present in person and represented by proxy and entitled to vote at a meeting at which a quorum is present. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominees for director named above. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum. If a quorum is present, the nominees for director receiving the highest number of votes will be elected as directors. Abstentions will have no effect on the vote. Broker non-votes are not expected to result from the vote on this proposal. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose.

Nominees

The Board of Directors intends to nominate the four persons identified as its nominees in this proxy statement. The names of each nominee and certain information about them are set forth below:

Name Of Nominee	Age	Position
Steve Vestergaard	45	Director, Chief Executive Officer and President
Edward Kolic	53	Director
Lawrence W. Langs	51	Director
Yoshitaro Kumagai	64	Director

There is no family relationship between the Company’s directors and there are no legal proceedings to which any of the directors are a party adverse to us or in which any of the Company’s directors have a material interest adverse to us. Set forth below is a brief description of the background and business experience of each director for the past five years:

Steve Vestergaard. Mr. Vestergaard has been the President, Chief Executive Officer, Chairman and a Director of the Company since 1999. Mr. Vestergaard's responsibilities include strategic planning and coordinating strategic planning, marketing and product development. Mr. Vestergaard obtained a B.Sc. from the University of British Columbia in 1989. He founded Tronic Software in 1981 and Destiny Software in 1991, both as video game development companies. In 1995, the Company changed its focus to Internet technologies, going public in 1999 with streaming video and media security technology.

Edward Kolic. Mr. Kolic has been a Director of the Company since February 1999. Previously, Mr. Kolic acted as Chief Operating Officer of the Company from February 1999 to October 2001 during which time he was responsible for the Company’s overall product strategy and development of its core technologies. Mr. Kolic was the president of WonderFall Productions Inc., a computer game development company founded by Mr. Kolic, which Destiny purchased in June 1999. Mr. Kolic is currently the founder of Eighth Avenue Development Group, which undertakes development projects in the luxury home market, multi-family residential and land development.

Lawrence J. Langs. Mr. Langs has been a Director of the Company since August 2000. Currently, Mr. Langs is an attorney at Feldman LLP and practices in the areas of intellectual property, entertainment and corporate law. Since January 1991, Mr. Langs has also served as managing director of iBusiness Partners, a private company primarily engaged in providing venture capital advice for small to mid sized digital companies. Previously, Mr. Langs served EVP of Sale & Business Development at ACD Systems International Inc., a company formerly listed on the TSX, from July 2004 to April 2005. Mr. Langs has also served as an officer of a number of private entities, including as EVP at Musician.com for Guitar Center, SVP of business development at MP3.com and VP of business development for Sybase New Media. Mr. Langs obtained a Master of Science from MIT in 1986 and a Juris Doctorate of Law from Boston University in 1986. Mr. Langs has been a member of the New York bar since 1989.

Yoshitaro Kumagai. Mr. Kumagai has been a Director of the Company since August 2001. Previously, Mr. Kumagai served as President of DPA Technology and as Chairman and CEO of Vivitar Corporation, a major distributor of various camera and computer peripheral devices. Mr. Kumagai currently serves as SVP/Business Development for GestureTek, a company proving camera-enabled gesture-recognition software for presentation and entertainment systems. Mr. Kumagai holds a BS in Mechanical Engineering from Hosei University and a BS in Information Systems and Mathematics from Georgia State University.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number One.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE. PROXIES RECEIVED BY THE COMPANY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES NAMED ABOVE UNLESS THE SHAREHOLDER SPECIFIES OTHERWISE IN THE PROXY.

PROPOSAL NUMBER TWO – RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The independent registered public accounting firm of BDO Canada LLP, Charted Accountants, (“BDO”) audited the Company’s financial statements for the year ended August 31, 2011, and has been recommended by the Board of Directors pursuant to the recommendation of the Audit Committee to serve as the Company’s independent registered public accounting firm for fiscal year ended August 31, 2012. At the direction of the Board of Directors, this appointment is being presented to the stockholders for ratification or rejection at the Annual Meeting. If the stockholders do not ratify the appointment of BDO, the Audit Committee may reconsider, but will not necessarily change, its selection of BDO to serve as the Company’s independent registered public accounting firm.

A representative of BDO is not expected to be present at the Annual Meeting.

Principal Accountant Fees

The aggregate fees billed for the two most recently completed fiscal years ended August 31, 2011 and August 31, 2010 for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included its Quarterly Reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended August 31, 2011	Year Ended August 31, 2010
Audit Fees	$96,389	$87,794
Audit Related Fees	-	-
Tax Fees	4,617	2,773
All Other Fees	-	-
Total	$101,006	$90,567

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The policy of the Company’s audit committee is to pre-approve all audit and permissible non-audit services to be performed by the Company’s independent auditors during the fiscal year. Before engaging an independent registered public accountant to render audit or non-audit services, the engagement is approved by the Company’s audit committee or the engagement to render services is entered into pursuant to pre-approval policies and procedures established by the audit committee.

Required Vote

The affirmative approval of the holders of record on the Record Date of a majority of the voting power of the outstanding shares of common stock present at the Annual Meeting, either in person or by proxy, is required to approve Proposal Number Two.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO CANADA LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 31, 2012.

CORPORATE GOVERNANCE

Director Independence

The Company is listed on the TSX Venture Exchange, which requires the Company to have a minimum of two independent directors. Under the TSX Venture Exchange policy and Canadian National Instrument 52-110 – Audit Committees (“NI 52-110”), which the Company is subject, an “independent” director is a director who has no direct or indirect material relationship with the Company. A material relationship is a relationship which could, in the view of the Board of Directors, reasonably interfere with the exercise of a director’s independent judgment. Lawrence J. Langs, Edward Kolic and Yoshitaro Kumagai are independent directors of the Company, as aside from shares held by them, they have no ongoing interest or relationship with the Company other than serving as a director. Steven E. Vestergaard is not an independent director because of his position as the Company’s President and Chief Executive Officer.

Meetings and Committees of the Board of Directors

During the fiscal year ended August 31, 2011, the Company’s Board of Directors held two meetings and various matters were approved by consent resolution of the entire board and its audit committee had two meetings. All directors are expected to attend the Annual Meeting and their attendance is recorded in the minutes.

Audit Committee

The Company’s audit committee consists of Steve Vestergaard, Chief Executive Officer of the Company, Edward Kolic and Yoshitaro Kumagai, two of which are independent. Management believes that the audit committee members are collectively capable of analyzing and evaluating the financial statements and understanding internal controls and procedures for financial reporting.

The Board of Directors has determined that it does not have an audit committee member that qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. In addition, management believes that retaining an independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in the Company’s circumstances.

Compensation Committee

The Company does not have a compensation committee.

Director Nomination

Nomination Committee

The Board of Directors has not formed a nominating committee or similar committee to assist the Board of Directors with the nomination of directors for the Issuer. The Board of Directors considers itself too small to warrant creation of such a committee; and each of the directors has contacts he can draw upon to identify new members of the Board of Directors as needed from time to time.

The Board of Directors will continually assess its size, structure and composition, taking into consideration its current strengths, skills and experience, proposed retirements and the requirements and strategic direction of the Issuer. As required, directors will recommend suitable candidates for consideration as members of the Board of Directors.

Shareholder Nomination of Directors

Shareholders who wish to submit nominees for consideration by the board for election as a director of the Company may do so by submitting in writing such nominees’ names, in compliance with the procedures as described below, to the Company’s Corporate Secretary. A shareholder’s nomination must contain:

  A statement that the writer is a shareholder and is proposing a candidate for consideration by the board of directors;

  The name of and contact information for the candidate;

  A statement of the candidate’s business and educational experience;

  Information regarding each of the factors listed above, sufficient to enable the board of directors to evaluate the candidate;

  A statement detailing any relationship or understanding between the proposing shareholder and the candidate;

  A statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected; and

  A statement of the number of shares of the Company’s common stock that the nominating shareholder holds of record or in which shareholder has a beneficial interest and the number of such shares that have been held for more than one year.

Shareholder Communication with the Board of Directors

Shareholders desiring to communicate with the Board of Directors on matters other than director nominations should submit their communication in writing to Fred Vandenberg, Corporate Secretary, Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver BC V6B 4N7 and identify themselves as a shareholder. The Corporate Secretary will forward all such communication to the Chairperson of the Board for a determination as to how to proceed.

OTHER EXECUTIVE OFFICERS

In addition to Steve Vestergaard, the following person is an executive officer of the Company:

Fred Vandenberg. Mr. Vandenberg has been the Company’s Chief Financial Officer and Corporate Secretary since July 2007. Mr. Vandenberg's core responsibilities include leading the accounting, treasury, strategic planning, financial controls and financial reporting functions of the Company. Mr. Vandenberg has over 17 years of public accounting experience in tax advisory services, mergers and acquisitions, and financial reporting. Mr. Vandenberg completed the Canadian Institute of Chartered Accountant's "In-depth" taxation program while with Ernst & Young in 1998. Mr. Vandenberg obtained a Bachelor of Commerce from McMaster University in 1991 and a Master of Business Administration (Finance) from McMaster University in 1993. In 1996, Mr. Vandenberg was designated as a Chartered Accountant in Ontario.

There are no family relationships between Mr. Vandenberg and any other director or executive officer. Mr. Vandenberg is currently not engaged in legal proceedings to which he is a party adverse to us or in which he has a material interest adverse to us.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth the total compensation paid to or earned by the Company’s name executive officers, as that term is defined in Item 402(m)(2) of Regulation S-K of the Exchange Act, (“Named Executive Officers”) as of its fiscal years ended August 31, 2011 and 2010.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards	Option Awards (1)	Non-Equity Incentive Plan Compensation	Non-qualified Deferred Compensation Earnings	All Other Compensation ($)(2)	Total ($)
Steve	2011	265,798	-	-	-	-	-	13,290	279,088
Vestergaard(3)	2010	148,211	-	-	-	-	-	-	148,211
CEO,
President and
Director
Fred	2011	214,683	-	-	-	-	-	10,734	225,417
Vandenberg(4)	2010	119,525	-	-	-	-	-	-	119,525
CFO and
Corporate
Secretary

Notes:

(1)

For a description of the methodology and assumptions used in valuing the option awards granted to the Company’s named executive officers and directors during the year ended August 31, 2011, please review Note 4 to the financial statements included the Company’s Annual Report on Form 10-K.

(2)

The value of perquisites and other personal benefits, securities and property for the individuals included in the summary compensation table that does not exceed $10,000 is not reported herein. Other compensation for Mr. Vestergaard and Mr. Vandenberg includes participation in the employee stock purchase plan.

(3)	All salaries paid to Mr. Vestergaard are paid in Canadian dollars.
(4)	All salaries paid to Mr. Vandenberg are paid in Canadian dollars.
(5)

Compensation is stated in United States dollars and is based on an exchange rate of $1.0223 US dollars for each $1.00 Canadian dollar during the fiscal year of 2011. Compensation is stated in United States dollars and is based on an exchange rate of $0.9562 US dollars for each $1.00 Canadian dollar during the fiscal year of 2010.

Outstanding Equity Awards at Fiscal Year End Table

The following table summarizes equity awards to the Company’s Named Executive Officers outstanding as of August 31, 2011.

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Steve Vestergaard	300,000	0	N/A	0.50	1/29/2012
Fred Vandenberg	150,000	0	N/A	0.50	1/29/2012
	150,000	0	N/A	0.25	6/2/2014
	150,000	0	N/A	0.50	1/31/2015

Director Compensation

The following table summarizes compensation paid to the Company’s directors during the fiscal year ended August 31, 2011:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Other Annual Compensation ($)(1)	Total ($)
Yoshitaro Kumagai	22,000	Nil	Nil	521	22,521
Larry Langs	Nil	Nil	Nil	10,938	10,938
Ed Kolic	Nil	Nil	Nil	Nil	Nil

Note:
(1)	Other annual compensation for Mr. Kumagai and Mr. Langs includes participation in the employee stock purchase plan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Exchange Act requires the Company’s executive officers and directors, and persons who beneficially own more than 10% of its equity securities (collectively, the “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all forms they file pursuant to Section 16(a). Based solely on our review of such reports received by the Company, we believe that, during the year ended August 31, 2011, all Reporting Persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None of the following parties has, since the commencement of the fiscal year ended August 31, 2010, had any material interest, direct or indirect, in any transaction with the Company or in any presently proposed transaction that has or will materially affect the Company:

(i)	Any directors or executive officers of the Company;
(ii)	Any person proposed as a nominee for election as a director;
(iii)	Any person who beneficially owns, directly or indirectly, shares carrying more than 5% of the voting rights attached to the Company’s outstanding shares of common stock; and
(iv)	Any member of the immediate family (including spouse, parents, children, siblings and in-laws) of any of the foregoing persons.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of January 6, 2012 by: (i) each person (including any group) known to the Company to own more than five percent (5%) of any class of the voting securities, (ii) each of the Company’s directors and each of the named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.

Title Of Class	Name And Address Of Beneficial Owner	Amount And Nature Of Beneficial Ownership	Percentage Of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Steve Vestergaard President, Chief Executive Officer, Director	11,588,442 Shares (direct)(2)	22.8%
Common Stock	Fred Vandenberg Chief Financial Officer and Corporate Secretary	955,700 Shares (direct)(3)	1.9%
Common Stock	Yoshitaro Kumagai Director	533,175 Shares (direct)(4)	1.1%
Common Stock	Edward Kolic Director	411,300 Shares (direct)(5)	*
Common Stock	Lawrence Langs Director	365,242 Shares (direct)(6)	*
Common Stock	All Directors and Officers (five persons)	13,873,937 Shares	27.3%
HOLDERS OF MORE THAN 5% OF THE COMPANY’S COMMON STOCK
Common Stock	Steve Vestergaard 750 – 650 W. Georgia Street Vancouver, BC V6B 4N7	11,588,442 Shares (direct)(2)	22.8%

Notes:

*	Less than 1%.
(1)

Under Rule 13d-3 of the Securities Exchange Act of 1934, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on January 6, 2012. As of January 6, 2012, there were 50,487,577 shares of our common stock issued and outstanding.

(2)	Consists of 11,288,422 shares held by Mr. Vestergaard and 300,000 shares that are acquirable upon the exercise of stock options held by Mr. Vestergaard.

(3)

Consists of 468,200 shares held by Mr. Vandenberg and 450,000 shares that are acquirable upon the exercise of stock options held by Mr. Vandenberg and 37,500 shares that are acquirable upon the exercise of warrants held by Mr. Vandenberg.

(4)	Consists of 403,173 shares held by Mr. Kumagai and 150,000 shares that are acquirable upon the exercise of stock options held by Mr. Kumagai.
(5)	Consists of 261,300 shares held by Mr. Kolic and 150,000 shares that are acquirable upon the exercise of stock options held by Mr. Kolic.
(6)	Consists of 215,242 shares held by Mr. Langs and 150,000 shares that are acquirable upon the exercise of stock options held by Mr. Langs.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Company files reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC’s Public Reference Section of the SEC, Room 1580, 100 F Street NE, Washington D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding companies and individuals that file electronically with the SEC.

Our Annual Report on Form 10-K for the fiscal year ended August 31, 2011 accompanies this Proxy Statement but does not constitute a part of the proxy soliciting material. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended August 31, 2011, including financial statements but without exhibits, is available without charge to any person whose vote is solicited by this proxy upon written request to Destiny Media Technologies Inc., Suite 750, 650 West Georgia Street, Vancouver, British Columbia, Canada V6B 4N7, Attention: Corporate Secretary. Copies also may also be obtained through the SEC’s web site at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS OF
DESTINY MEDIA TECHNOLOGIES INC.

Date: January 6, 2012

/s/ Steve Vestergaard
STEVE VESTERGAARD
Chief Executive Officer, President and Director

PROXY

ANNUAL MEETING OF THE STOCKHOLDERS OF
DESTINY MEDIA TECHNOLOGIES INC.

(the "Company")

TO BE HELD AT:

The PACIFIC ROOM, METROPOLITAN HOTEL, 645 HOWE STREET, VANCOUVER, BC CANADA V6C 2Y9 ON FEBRUARY 28, 2012 AT 10:00 AM (PACIFIC STANDARD TIME)

The undersigned stockholder (“Registered Stockholder”) of the Company hereby appoints Steve Vestergaard, Chief Executive Officer, President and a director of the Company, or failing this person, Fred Vandenberg, Chief Financial Officer, Secretary and Treasurer of the Company, or in place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

Resolutions (For full detail of each item, please see the enclosed Notice of Annual Meeting and Proxy Statement)

		For	Abstain
1.	Election of Director Nominee: Steve Vestergaard	______	______

2.	Election of Director Nominee: Edward Kolic	______	______

3.	Election of Director Nominee: Lawrence Langs	______	______

4.	Election of Director Nominee: Yoshitaro Kumagai	______	______

		For	Against	Abstain
5.	Approval of BDO Canada LLP as the Company’s Independent Registered Public Accounting Firm	______	______	______

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Annual Meeting.

SIGN HERE:

Please Print Name:

Date:

Number of Shares Represented by Proxy:

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED.

INSTRUCTIONS FOR COMPLETION OF PROXY

1.	This proxy is solicited by the Management of the Company.
2.

This form of proxy (the “Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a company, by a duly authorized officer or representative of the company; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany this Instrument of Proxy.

3.

If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the named proxies to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

4.	A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers before the Meeting begins.
5.

A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the proposals set out in this Instrument of Proxy may appoint the management persons named on this Instrument of Proxy as proxy for the Registered Stockholder by completing and signing this Instrument of Proxy and by indicating your choice on a proposal by placing an “X” in the appropriate box. Where no choice is specified by a Registered Stockholder with respect to a proposal set out in this Instrument of Proxy, a management appointee acting as proxy will vote in favor of that proposal.

6.

The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxy with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxy, in its sole discretion, sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes.

To be represented at the Annual Meeting, this proxy form must be received at the office of the Company’s transfer agent, Transfer Online, Inc., by mail, fax or email no later than February 27, 2012 at 2:00 p.m. (Pacific Standard Time), or adjournment thereof or may be accepted by the Chairman of the Annual Meeting prior to the commencement of the Annual Meeting. The mailing address and fax number is:

VOTE BY INTERNET

Go online at www.transferonline.com/proxy and cast your ballot electronically, in accordance with the following instructions.
Your Proxy ID is: *** Your Authorization Code is: ***************
Instructions for voting electronically:
1.	Go to www.transferonline.com/proxy
2.	Enter your Proxy ID and Authorization Code
3.	Press Continue
4.	Make your selections
5.	Press Vote Now

VOTE BY MAIL, FACSIMILE OR E-MAIL
Transfer Online, Inc.
512 SE Salmon Street
Portland, Oregon USA 97214
Email: haley@transferonline.com